Exhibit 99.1
LETTER OF TRANSMITTAL
CHARTER COMMUNICATIONS HOLDINGS, LLC
and
CCH I, LLC
Offer to Exchange
$462,006,000 Principal Amount of 11.00% Senior Secured Notes due 2015 of
CCH I, LLC and CCH I Capital Corp. which have been registered under the
Securities Act of 1933 for any and all outstanding 11.00% Senior Secured Notes due 2015 issued by CCH I, LLC and CCH I Capital Corp. on September 14, 2006
and
CHARTER COMMUNICATIONS HOLDINGS, LLC
and
CCH II, LLC
Offer to Exchange
$250,000,000 in Principal Amount of 10.25% Senior Notes due 2013 of
CCH II, LLC and CCH II Capital Corp. which have been registered under the
Securities Act of 1933 for any and all outstanding 10.25%
Senior Notes due 2013 issued by CCH II, LLC and
CCH II Capital Corp. on September 14, 2006
PURSUANT TO THE PROSPECTUS DATED [                    ], 2006
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON
[                    ], 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”).
The Exchange Agent for the Exchange Offer is
BANK OF NEW YORK
Corporate Trust Department
Reorganization Unit
Attn: Mrs. Evangeline R. Gonzales
101 Barclay Street — 7 East
New York, NY 10286
Fascimile: (212) 298-1915
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
      This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by Bank of New York (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Terms of the Exchange Offer — Procedures for Tendering” in the Prospectus (as defined below).
      Holders of Outstanding Notes whose certificates (the “Certificates”) for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.
      SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OUTSTANDING NOTES TENDERED

If Blank, please print Name and	Outstanding Notes Tendered
Address of Registered Holder	(Attach Additional List of Notes)

Principal Amount
of Outstanding
		Principal Amount	Notes Tendered
	Certificate	of Outstanding	(If Less Than
	Number(s)*	Notes	All)**

Total Amount Tendered:

* Need not be completed by book-entry holders.
** Outstanding Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Account No.	Transaction Code No.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
Name of Tendering Institution:

DTC Account No	Transaction Code No.

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

Ladies and Gentlemen:
      The undersigned hereby tenders to CCH I, LLC, a Delaware limited liability company, and CCH II, LLC, a Delaware limited liability company, (together, the “Issuers”), the above described aggregate principal amount of the Issuers’ issued and outstanding notes (the “Outstanding Notes”), which are not registered under the Securities Act of 1933, in exchange for a like aggregate principal amount of the Issuers’ new notes to be issued in the Exchange Offer (the “New Notes”), which have been registered under the Securities Act of 1933, upon the terms and subject to the conditions set forth in that certain prospectus of the Issuers, dated [                    ], 2006 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).
      Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers, free and clear of all liens, restrictions, charges and encumbrances, all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.
      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUERS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENTS. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.
      The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
      If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.
      The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer — Terms of the Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will, upon the Issuers’ acceptance for exchange of such tendered

Outstanding Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Outstanding Notes tendered hereby.
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver New Notes to the undersigned at the address shown below the undersigned’s signature.
      By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” (as defined in Rule 405 under the Securities Act of 1933) of the Issuers or any of their subsidiaries, or, if the undersigned is an “affiliate,” that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act of 1933 to the extent applicable, (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933) of New Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act of 1933) of such New Notes. By tendering Outstanding Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Outstanding Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Outstanding Notes held by the broker-dealer are held only as a nominee, or (b) such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act of 1933 in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act of 1933, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933). See “The Exchange Offer — Terms of the Exchange Offer” and “Plan of Distribution” in the Prospectus.
      The Issuers have agreed that, subject to the provisions of the Exchange and Registration Rights Agreement dated as of [                    ], 2006 by and among the Issuers and the purchasers named therein (the “Exchange and Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of New Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such participating broker-dealer. However, a participating broker-dealer who intends to use the Prospectus in connection with the resale of New Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under “The Exchange Offer — Exchange Agent.” In that regard, each participating broker-dealer, by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Exchange and Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Issuers have given notice that the sale of the New Notes may be resumed, as the case may be.
      If the Issuers give such notice to suspend the sale of the New Notes, the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes shall be extended by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuers shall have made available to participating broker-dealers copies of the supplemented or amended Prospectus necessary to resume resales of the New Notes or to and including the date on which the Issuers have given notice that the use of the applicable Prospectus may be resumed, as the case may be.
      Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive accrued interest on such Outstanding Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Outstanding Notes prior to the Outstanding issue date of the New Notes, or if no such date has occurred, the issue date, and the undersigned waives the right to receive any interest on such Outstanding Notes accrued from and after such date.
      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE
(SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuers or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.
(SIGNATURE(S) OF HOLDER(S))
Signature(s):

 Dated:

Name(s):

(Please Print)
Address:

(Include Zip Code)
Area Code and Telephone Number:

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)
GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 2 AND 5)
Authorized Signature:

Name:

(Please Print)
Date: ________________________, 2006
Capacity or Title:

Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 6)
          To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above:
Issue New Notes to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
SPECIAL DELIVERY INSTRUCTIONS
(See, Instructions 1, 5 and 6)
          To be completed ONLY if the New Notes are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
Mail New Notes to:
Name:

(Please Print)
Address:

(Include Zip Code)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer
      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Terms of the Exchange Offer — Procedures for Tendering” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Outstanding Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof.
      Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer  — Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer  — Guaranteed Delivery Procedures” in the Prospectus.
      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.
      THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
      2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.
      3. Inadequate Space. If the space provided in the box captioned “Description of Outstanding Notes” is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.
      4. Partial Tenders and Withdrawal Rights. Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled “Principal Amount of Outstanding Notes Tendered (if less than all).” In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
      Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering.”
      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding on all parties. None of the Issuers, any affiliates or assigns of the Issuers, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.
      5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of Certificates.
      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuers, in their sole discretion, of such person(s)’ authority to so act.
      When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s), Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.
      6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.
      7. Irregularities. The Issuers determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuers, be unlawful. The Issuers also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer  — Conditions” or any conditions or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Issuers, any affiliates or assigns of the Issuers, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.
      8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.
      9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Outstanding Notes exchanged pursuant to the Exchange Offer may be subject to a 28% backup withholding.

      The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided
      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting an appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.
      Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
      10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Outstanding Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.
      11. Security Transfer Taxes. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS
(SEE INSTRUCTION 9)

PAYER’S NAME: [          ]

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN AT THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Payor’s Request for Taxpayer Identification Number (TIN) and Certification	CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or that I am waiting and Certification for a number to be issued to me).
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the Payer’s Request for “IRS”) that I am subject to backup withholding as a result of a failure to report Taxpayer Identification all interest or dividends, or (C) the IRS has notified me that I am no longer Number (“TIN”) and subject to withholding.
(3) any other information provided an this form is true and correct

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2)

	Signature ------------------------ Date	Part 2 — AWAITING TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Once or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all payments made to me on account, of the New Notes shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature:	Date _________________________, 2006